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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report dated June 13, 2001, included in this Form 10-K, into the Company's previously filed Registration Statement No. 333-55146.


Arthur Andersen LLP

Houston, Texas
June 26, 2001